UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2004

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3301 Windy Ridge Parkway
Atlanta, Georgia 30339

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 952-8444

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

      On January 28, 2004, Indus International, Inc. announced that Gregory J. Dukat has been promoted to Chief Executive Officer and appointed to the Board of Directors. The press release is filed as Exhibit 99.1 to this report.

Item 12. Results of Operation and Financial Condition

      On January 28, 2004, Indus International, Inc. announced its financial results for the quarter ended December 31, 2003. The press release announcing financial results for the quarter ended December 31, 2003 is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2004	INDUS INTERNATIONAL, INC

/s/ Jeffrey A. Babka

Jeffrey A. Babka Executive Vice President Finance and Administration and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 28, 2004 relating to the announcement of Gregory J. Dukat as the new Chief Executive Officer and as a member of the Board of Directors.

99.2	Press Release dated January 28, 2004 relating to financial results for the third fiscal quarter ended December 31, 2003

3